UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2021

REPUBLIC BANCORP, INC.

(Exact name of registrant as specified in its charter)

Kentucky	0-24649	61-0862051
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

601 West Market Street, Louisville, Kentucky	40202
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (502) 584-3600

NOT APPLICABLE
(Former Name or former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common	RBCAA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.  Other Events

As previously disclosed, on May 13, 2021, Republic Bank & Trust Company (the “Bank”), a subsidiary of Republic Bancorp, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Green Dot Corporation (“Green Dot”) providing for the purchase by Green Dot, upon the terms and subject to the conditions set forth therein, of substantially all of the assets and operations of the Bank’s Tax Refund Solutions business (the “TRS Business”, and such transaction, the “Sale Transaction”).

The Company previously disclosed that on July 21, 2021 the Company and Green Dot received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and that the parties expected to complete the Sale Transaction by August 22, 2021, subject to the satisfaction or waiver of the remaining customary conditions set forth in the Purchase Agreement. However, Green Dot recently informed the Company that the Federal Reserve has requested information from Green Dot relating to the proposed Sale Transaction and Green Dot intends to seek the Federal Reserve’s approval of or non-objection, as applicable, to the Sale Transaction prior to completing the Sale Transaction. As a result, Green Dot does not intend to close the Sale Transaction by August 22, 2021 as previously disclosed. Closing of the Sale Transaction is subject solely to the satisfaction or waiver of the customary conditions set forth in the Purchase Agreement. Receipt of approval or non-objection from the Federal Reserve is not a condition to closing set forth in the Purchase Agreement.

Forward-Looking Statements

This filing contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to the completion of the Sale Transaction and the potential timing thereof. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. Actual results could differ materially based upon various factors including, but not limited to, the following: (a) risks related to the completion of the proposed Sale Transaction and the potential timing thereof; (b) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; (c) disruption from the proposed Sale Transaction making it difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Bank’s customers, vendors and others with whom the Bank does business; (d) the risk of litigation and/or regulatory actions related to the proposed Sale Transaction; and (e) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission (“SEC”) from time to time by the Company, including those factors set forth as “Risk Factors” in the Company’s Annual Report on Form 10-K for the period ended December 31, 2020. The Company undertakes no obligation to update any forward-looking statements, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Republic Bancorp, Inc.
(Registrant)

Date: August 4, 2021	By:	/s/ Kevin Sipes
Executive Vice President, Chief Financial Officer & Chief Accounting Officer

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